                                                                   EXHIBIT 10.23

                             STANDSTILL AGREEMENT
                             --------------------

          This Standstill Agreement, dated as of March 8, 1996 (the "Standstill Agreement"), is among Sizzler International, Inc. (the "Company"), its wholly-owned subsidiary CFI Insurers, Ltd. ("CFI"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and The Bank of New York, as Agent for the Banks (the "Agent Bank") and as the Issuing Bank (the "Issuing Bank").

                                   RECITALS

          A. The parties hereto are parties to a Revolving Credit Agreement, dated as of March 22, 1995, as amended by a first amendment, dated as of September 18, 1995 (such agreement, as so amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have their same respective meanings as set forth in the Credit Agreement.

          B. Based upon the Company's preliminary analysis, the Company's Debt Coverage Ratio for its fiscal quarter ending February 4, 1996 will not satisfy the Debt Coverage Ratio test set forth in Section 8.02(j) of the Credit Agreement.

          C. The parties hereto have agreed that during the Standstill Period (as defined below), there shall be no extension of credit under the Credit Agreement other than as permitted by Section 2 below.
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          D.   The Issuing Bank has issued a Letter of Credit, dated April 15,
1995, in favor of National Union Fire Insurance Company of Pittsburgh, PA ("NUFI"), as beneficiary, for the account of CFI in the total amount of U.S. $13,810,000 (the "NUFI Letter of Credit"). The NUFI Letter of Credit, which expires on April 12, 1996 will automatically extend for one year unless the Issuing Bank gives timely notice to the contrary.

          E. The parties hereto are prepared to enter into this Standstill Agreement covering the period from date hereof through April 5, 1996 (the "Standstill Period") in order, among other things, to better understand the Company's financial condition and business plan and to permit the Company's board of directors to address strategic alternatives at its meeting scheduled for March 20, 1996.

          The parties are willing to enter into this Standstill Agreement on the terms and conditions set forth herein:

                                   AGREEMENT

          In consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

          1.   No Extension of Credit. Except with respect to the amendment of
               ----------------------
the NUFI Letter of Credit as set forth in Section 2 hereof, the Company and CFI agree that, during

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the Standstill Period, the Banks shall have no obligations to make Loans and the
Issuing Bank shall have no obligation to issue Letters of Credit.

          2.   NUFI Letter of Credit. The Issuing Bank will amend the NUFI
               ---------------------
Letter of Credit, so that such Letter of Credit contains the following terms and conditions: (i) it is in an amount not to exceed $11,310,000 and (ii) the expiry date shall be May 13, 1996.

          3.   Standstill. During the Standstill Period, (a) the Company will
               ----------
not, and will not permit Subsidiary to, (i) engage in any transaction of the type contemplated by Section 8.02(c) of the Credit Agreement (whether pursuant to the provision or otherwise), (ii) incur any indebtedness pursuant to Section 8.02(a) (iii), (iii) create, incur or assume any purchase money indebtedness pursuant to Section 8.02(b) (viii), (iv) invest in any joint venture, whether or not such investment would otherwise be permitted by Section 8.02(f) (ix), (v) sell, dispose of or otherwise transfer any shares of capital stock of any Subsidiaries, whether or not such transfer would otherwise be permitted by
Section 8.02(i) or (iv) otherwise engage in any activities outside the ordinary course of its or their business; and (b) the Banks, the Agent Bank and the Issuing Bank agree that they shall not take any action pursuant to Section 9.01 of the Credit Agreement or decline to amend the NUFI Letter of Credit as contemplated by Section 2 hereof, in either

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case as a result of any violation or alleged violation of Section 8.02(j) of the
Credit Agreement.

          4.   Financial Advisor. The Agent Bank, on behalf of the Banks, may
               -----------------
retain an independent financial advisor to review the Company's financial performance and business plan and advise the Banks with respect thereto. The Company agrees to cooperate with such financial advisor as reasonably requested and to pay all reasonable costs and expenses of such financial advisor; provided, however, that it shall not be obligated to pay any such costs and expenses incurred during the Standstill Period in excess of $50,000.

          5.   Company's and CFI's Representations and Warranties and Agreement.
               ----------------------------------------------------------------
Each of the Company and CFI hereby represents and warrants to the Agent Bank, the Issuing Bank and the Banks that:

          (a) This Standstill Agreement constitutes the valid and legally binding obligation of each of the Company and CFI, enforceable against the Company and CFI in accordance with its terms. Each of the Company and CFI agrees that the breach by it of its obligations hereunder shall be an Event of Default under the Credit Agreement.

          (b) Except with respect to Section 8.02(j) of the Credit Agreement, each of the Company and CFI represent and warrant that (i) it has complied and is in compliance with all the terms, covenants and conditions of the Credit Agreement which are binding upon it, (ii) no Default or

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Event of Default has occurred and is continuing, and (iii) the representations and warranties contained in Article VI of the Credit Agreement are true with the same effect as though such representations and warranties were made as of the date hereof.

          6.   Miscellaneous.
               -------------

          (a) Section headings in this Standstill Agreement are included for convenience of reference only and are not part of this Standstill Agreement for any other purpose.

          (b) This Standstill shall be governed by and construed in accordance with the laws of the State of New York.

          (c) This Standstill Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (d) This Standstill Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) At the end of the Standstill Period, the substantive provisions of this Standstill Agreement shall terminate, except that the Company's obligations under Section 4 hereof and the last sentence of Section 5(a) hereof shall remain in effect. Without limiting the generality of the foregoing, following the termination of the Standstill Period the Banks, the Agent Bank and the

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Issuing Bank shall have their rights and remedies pursuant to Section 9.01 of the Credit Agreement as a result of a violation of Section 8.02(j) of the Credit Agreement.

          7.   Effectiveness.  This Standstill Agreement shall become effective
               -------------
when the Company, CFI, the Agent Bank, the Issuing Bank and the Required Banks execute and deliver a counterpart hereof to the Agent Bank. A facsimile transmission of a signature page bearing a party's signature shall be deemed the equivalent of the execution and delivery of a counterpart hereof.

          IN WITNESS WHEREOF, this Standstill Agreement has been duly executed by the parties below as of the date first set forth above.

                                        SIZZLER INTERNATIONAL, INC.

                                        By /s/ Christopher R. Thomas
                                          -------------------------------------
                                          Name:  Christopher R. Thomas
                                          Title: Executive Vice President


                                        CFI INSURERS, LTD.

                                        By /s/ Christopher R. Thomas
                                          --------------------------------------
                                          Name:  Christopher R. Thomas
                                          Title: Vice President

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                                               THE BANK OF NEW YORK,
                                               as Agent Bank


                                               By /s/ Craig Rethmeyer
                                                 ------------------------------
                                                 Name:  Craig Rethmeyer
                                                 Title: V P


                                               THE BANK OF NEW YORK,
                                               as Issuing Bank


                                               By /s/ Craig Rethmeyer
                                                 ------------------------------
                                                 Name:  Craig Rethmeyer
                                                 Title: V P


                                               BANK OF NEW YORK


                                               By /s/ Craig Rethmeyer
                                                 ------------------------------
                                                 Name:  Craig Rethmeyer
                                                 Title: V P


                                               BANK OF AMERICA, N.T. & S.A.


                                               By______________________________
                                                 Name:
                                                 Title:


                                               CREDIT LYONNAIS
                                               LOS ANGELES BRANCH


                                               By______________________________
                                                 Name:
                                                 Title:


                                               CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH


                                               By______________________________
                                                 Name:
                                                 Title:

                                               THE BANK OF NEW YORK,
                                               as Agent Bank


                                               By______________________________
                                                 Name:
                                                 Title:


                                               THE BANK OF NEW YORK,
                                               as Issuing Bank


                                               By______________________________
                                                 Name:
                                                 Title:


                                               BANK OF NEW YORK


                                               By______________________________
                                                 Name:
                                                 Title:


                                               BANK OF AMERICA, N.T. & S.A.


                                               By /s/ Yvonne C. Dennis
                                                 -------------------------------
                                                 Name:  Yvonne C. Dennis
                                                 Title: Vice President


                                               CREDIT LYONNAIS
                                               LOS ANGELES BRANCH


                                               By______________________________
                                                 Name:
                                                 Title:


                                               CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH


                                               By______________________________
                                                 Name:
                                                 Title:

                                               THE BANK OF NEW YORK,
                                               as Agent Bank


                                               By______________________________
                                                 Name:
                                                 Title:


                                               THE BANK OF NEW YORK,
                                               as Issuing Bank


                                               By______________________________
                                                 Name:
                                                 Title:


                                               BANK OF NEW YORK


                                               By______________________________
                                                 Name:
                                                 Title:


                                               BANK OF AMERICA, N.T. & S.A.


                                               By_______________________________
                                                 Name:
                                                 Title:


                                               CREDIT LYONNAIS
                                               LOS ANGELES BRANCH


                                               By /s/ Thierry F. Vincent
                                                 -------------------------------
                                                 Name:  Thierry F. Vincent
                                                 Title: Vice President


                                               CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH


                                               By /s/ Thierry F. Vincent
                                                 -------------------------------
                                                 Name:  Thierry F. Vincent
                                                 Title: Authorized Signatory

                                     -7-